SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



            Date of Report (Date of earliest event reported):

                             April 27, 1999


                            TECO ENERGY, INC.
         (Exact name of registrant as specified in its charter)




          FLORIDA                       1-8180              59-2052286
(State or other jurisdiction       (Commission file      (IRS Employer
     of incorporation)                 Number)          Identification
                                                               No.)


     702 North Franklin Street, Tampa Florida                 33602
     (Address of principal executive offices)              (Zip code)

Registrant's telephone number, including area code: (813) 228-4111



















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Item 5.   Other Events

     See the Press Release dated April 27, 1999, filed as Exhibit
99.1 and incorporated herein by reference, announcing that the Board of Directors of the registrant has elected Robert D. Fagan as President and Chief Executive Officer effective June 1, 1999.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press Release dated April 27, 1999.









































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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    April 27, 1999           TECO Energy, Inc.



                                   By:/s/ G. L. Gillette
                                          G. L. Gillette
                                     Vice President-Finance,
                                   and Chief Financial Officer
                                 (Principal Financial Officer)
































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                        INDEX TO EXHIBITS

Exhibit No.    Description of Exhibits                 Page No.


     99.1      Press Release dated April 27, 1999           5















































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